SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
20.   SUBSEQUENT EVENTS

On January 9, 2012, the Company announced an amendment to the time charter with Frontline Ltd. for the Hampstead. The time charter hire has been reduced from $37,750 per day to $27,050 per day for the remaining period of the charter commencing January 1, 2012 until April 22, 2012, the date when the vessel was re-delivered to us. The Company is entitled to be compensated if actual earnings exceed the new rate up to and including the original rate. There was no compensation for the first quarter of 2012.

On February 7, 2012, the Board of Directors declared a dividend of $0.50 per share. The record date for the dividend was February 23, 2012, the ex dividend date was February 21, 2012 and the dividend was paid on March 8, 2012.

On March 12, 2012, the Company issued a press release announcing that Sanko Steamship Co., Ltd. ("Sanko") has requested that the Company agree to a deferral in payments of charter hire in respect of the Battersea. Sanko has also issued a press release stating that it intends to meet all financial obligations and to restructure and strengthen its balance sheet. The Company has been informed that Sanko is planning to present formal rehabilitation proposals to stakeholders at meeting in early June 2012.

In March 2012, the Company agreed an amendment to the time charter for the Belgravia with Jiangsu Shagang Group Co., Ltd ("Shagang") whereby (i) the sum of $95,000 shall be deducted from future charter hire payments, which are each payable 15 days in advance,  until the amount of $5.7 million has been deducted, and (ii) the sum of $5.0 million shall be pre-paid in one or more installments no later than five months following receipt by Shagang of a guarantee to be provided in accordance with the amendment.